UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2022

CHINA PHARMA HOLDINGS, INC.

(Exact name of Registrant as specified in charter)

Nevada	001-34471	73-1564807
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

Second Floor, No. 17, Jinpan Road

Haikou, Hainan Province, China 570216

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +86 898-6681-1730 (China)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CPHI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 27, 2022, the Company held its annual shareholders meeting for the fiscal year ended December 31, 2021 (the “Annual Meeting”). Holders of 31,275,076 shares of the Company’s common stock were present in person or by proxy at the Annual Meeting, representing 61% of the total outstanding shares of common stock and therefore constituting a quorum of more than one-third of the shares outstanding and entitled to vote at the Annual Meeting as of the record date.

The final voting results for the matters submitted to a vote of shareholders at the meeting are as follows. No broker non-votes were counted for the proposals.

1.	A proposal to elect three independent director nominees to our Board of Directors:

Independent Director’s Name	Votes For	Votes Withheld
Gene Michael Bennett	27,736,831	607,570
Yingwen Zhang	27,713,978	630,423
Baowen Dong	27,712,397	632,004

Pursuant to the foregoing votes, Gene Michael Bennett, Yingwen Zhang and Baowen Dong were elected to serve as our independent directors until the next annual meeting and until their successors are elected and qualified.

2.	A proposal to adopt the Company’s Amended and Restated 2010 Long-Term Incentive Plan:

Votes For	Votes Against	Abstentions
27,482,540	824,658	37,203

Pursuant to the foregoing votes, the Company’s Amended and Restated 2010 Long-Term Incentive Plan was approved and adopted.

3.	A proposal to amend the Company’s Articles of Incorporation to effect a reverse stock split at a ratio of up to 1:10, such that such that every holder of common stock, par value $0.001 per share, of the Company, shall receive one share of Common Stock for up to every ten shares of Common Stock held:

Votes For	Votes Against	Abstentions
30,927,745	325,290	22,041

Pursuant to the foregoing votes, an amendment to the Company’s Articles of Incorporation to effect a reverse stock split at a ratio of up to 1:10, such that such that every holder of common stock, par value $0.001 per share, of the Company, shall receive one share of Common Stock for up to every ten shares of Common Stock held was approved and adopted.

4.	A proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 95,000,000 shares to 500,000,000 shares, par value US$0.001 per share:

Votes For	Votes Against	Abstentions
30,084,494	1,171,098	19,484

Pursuant to the foregoing votes, an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 95,000,000 shares to 500,000,000 shares, par value US$0.001 per share was approved and adopted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2022

CHINA PHARMA HOLDINGS, INC.

By:	/s/ Zhilin Li
Name:	Zhilin Li
Title:	President and Chief Executive Officer

2